UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2006
                                                  (July 17, 2006)

                             PEGASUS WIRELESS CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Nevada                            000-32567                52-2273215
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
 of incorporation)                                           Identification No.)


  48499 Milmont Dr., Freemont, CA                                   94538
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code (510) 490-8288


                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


-----------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(C))

SECTION 8 - OTHER EVENTS

Item 8.01 - Other Events

On July 17, 2006 the Board of Directors of the Company voted to approve a voluntary share exchange spin- off with OTC Wireless, Inc., (NQB Pink Sheets). Pegasus will retain 51% ownership of OTC Wireless subsequent to this transaction. This share exchange will reduce the number of Pegasus' isuued and outstanding shares by approximately 45 million. This voluntary share exchange carries a record date of June 1, 2005, therefore it is only effective for and offered to the original shareholders at the time of the reverse merger.


SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

     (d) Exhibits.

Exhibit Number   Description
-------------- ----------------------------------------------------

99.11          July 17, 2006 Press Release





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                               PEGASUS WIRELESS CORP.

    July 18, 2006          By:  /s/ Stephen H. Durland
                                --------------------------
                                Stephen H. Durland
                                Title: CFO